EMPLOYEE BENEFIT PLAN	6 Months Ended
Jun. 30, 2026
Retirement Benefits [Abstract]
EMPLOYEE BENEFIT PLAN

15. EMPLOYEE BENEFIT PLAN

Companies operating in China are required to participate in various government sponsored employee benefit plans, including certain social insurance, housing provident funds and other welfare-oriented payment obligations, and contribute to the plans in amounts equal to certain percentages of salaries, including bonuses and allowances, of our employees up to a maximum amount specified by the local government from time to time at locations where we operate our businesses. The requirement of employee benefit plans has not been implemented consistently by the local governments in China given the different levels of economic development in different locations. Currently, our PRC subsidiaries are making contributions to the plans based on the minimum standards as required by law for most employees. With respect to the underpaid or unpaid employee benefits, we may be required to complete registrations, make up the contributions for these plans as well as to pay late fees and fines. If we are subject to late fees or fines in relation to the underpaid or unpaid employee benefits, our financial condition and results of operations may be adversely affected. We may also be subject to regulatory investigations and other penalties if our other employment practices are deemed to be in violation of relevant PRC laws and regulations.

The Company accrues for these benefits based on certain percentages of the employees’ salaries, up to a maximum amount specified by the local government. The total employee benefits expensed as incurred were $26,856 (RMB 184,300), and $9,465 (RMB 68,647) for the six months ended June 30, 2026 and 2025 respectively.